Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Security Federal Corporation (Name of Registrant as Specified in Its Charter)

Security Federal Corporation (Name of Person(s) Filing Proxy Statement)

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June 19, 2002

Dear Fellow Shareholder:

        It is with great pleasure that I invite you to attend the Company's Annual Meeting of Shareholders, to be held on July 16, 2002 at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina at 2:00 p.m., Eastern time. This meeting will include management's report to you on the Company's financial and operating performance during the fiscal year ended March 31, 2002, as well as an update on the progress we've made in achieving our longer term corporate goals.

        A critical aspect of the annual meeting is the shareholder vote on corporate business items. I urge you to exercise your voting rights as a shareholder and participate. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

        Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.

Sincerely,

/s/ T. Clifton Weeks
T. Clifton Weeks Chairman

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SECURITY FEDERAL CORPORATION
1705 Whiskey Road South
Aiken, South Carolina 29803
(803) 641-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 16, 2002

        Notice is hereby given that the Annual Meeting of Shareholders ("Meeting") of Security Federal Corporation ("Company") will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 16, 2002, at 2:00 p.m., Eastern time.

        A Proxy Card and a Proxy Statement for the Meeting are enclosed.

        The Meeting is for the purpose of considering and acting upon:

1.	The election of five directors of the Company;

2.	The approval of the Security Federal Corporation 2002 Stock Option Plan; and

3.	Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

        Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Shareholders of record as of the close of business on June 11, 2002 are the shareholders entitled to receive notice of and to vote at the Meeting, and any adjournments or postponements thereof.

        A complete list of shareholders entitled to vote at the Meeting is available for examination by any shareholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of the Company located at 1705 Whiskey Road South, Aiken, South Carolina, from the date of this proxy statement through the Meeting.

        You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert E. Johnson
Robert E. Johnson
Secretary

Aiken, South Carolina June 19, 2002

           IMPORTANT:    THE  PROMPT  RETURN   OF  PROXIES   WILL SAVE THE COMPANY THE
           EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT
           THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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PROXY STATEMENT

SECURITY FEDERAL CORPORATION
1705 Whiskey Road South
Aiken, South Carolina 29803
(803) 641-3000

ANNUAL MEETING OF SHAREHOLDERS
July 16, 2002

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Security Federal Corporation ("Company"), to be used at the Annual Meeting of Shareholders of the Company ("Meeting"), which will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 16, 2002, at 2:00 p.m., Eastern time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about June 19, 2002. Certain of the information provided herein relates to Security Federal Bank ("Bank"), a wholly owned subsidiary and the predecessor of the Company.

VOTING AND PROXY PROCEDURE

        Shareholders Entitled to Vote. Shareholders of record as of the close of business on June 11, 2002 ("Record Date"), will be entitled to one vote for each share of common stock of the Company ("Company Common Stock") then held. As of the close of business on the Record Date, there were 1,684,240 shares of Company Common Stock issued and outstanding.

        If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

        Quorum Requirement. A majority of the shares of Company Common Stock, present in person or represented by proxy and entitled to vote, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for purposes of the existence of a quorum.

        Voting. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors. Votes that are withheld and broker non-votes will have no effect on the election of directors.

        Approval of the adoption of the 2002 Stock Option Plan will require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote. Abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the proposal.

        Proxies; Proxy Revocation Procedures. All shares of Company Common Stock represented at the Meeting by properly executed and dated proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed and dated proxies will be voted FOR the election of the director nominees named in this Proxy Statement and FOR the approval of the 2002 Stock Option Plan. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the

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persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

        Participants in the Security Federal Corporation ESOP. If a shareholder is a participant in the Security Federal Corporation Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares of Company Common Stock in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Company Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Company Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

        If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instruction via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

        A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Persons and groups who beneficially own in excess of 5% of Company Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the close of business on the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Company Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Company Common Stock as of the close of business on the Record Date. The table also sets forth, as of the close of business on the Record Date, information as to the shares of Company Common Stock beneficially owned by each director, the "named executive officer" of the Company, and all executive officers and directors of the Company as a group.

Beneficial Owners	Shares Beneficially Owned(1)	Percent of Class

Beneficial Owners of More Than 5%

T. Clifton Weeks(2) P.O. Box 941 Aiken, SC 29802	201,220	11.95%

Mr. and Mrs. Robert E. Scott, Sr.(3) 4 Inverness West Aiken, SC 29803	144,044	8.55

(table continues on following page)

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Beneficial Owners	Shares Beneficially Owned(1)	Percent of Class

Thomas W. Weeks(4) P.O. Box 365 Barnwell, SC 29812	131,544	7.81

Timothy W. Simmons(5) P.O. Box 277 Aiken, SC 29802	108,542	6.44

Directors

Gasper L. Toole III(6)	68,000	4.04
Thomas L. Moore(7)	4,056	0.24
Harry O. Weeks, Jr.(8)	53,932	3.20
Robert E. Alexander(9)	2,400	0.14
William Clyburn(10)	1,476	0.08
Tom C. Clark(11)	2,501	0.21
J. Chris Verenes(12)	1,350	0.08

All directors and executive officers as a group (12 persons)(13)	468,782	27.83

_______________

*	Less than one percent of shares outstanding.
(1)	Includes shares held directly, as well as indirectly by spouses, minor children and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective individuals may be deemed to have sole voting or investment power.
(2)	T. Clifton Weeks, the Chairman of the Board of the Company and Director of the Bank, is the father-in-law of Timothy W. Simmons. Includes 3,968 shares held directly and 197,252 held indirectly through a partnership over which Mr. Weeks has sole voting and dispositive power.
(3)	Mr. and Mrs. Scott have shared voting and dispositive power with respect to the shares held jointly.
(4)	Thomas W. Weeks is the brother of Harry O. Weeks, Jr., a Director of the Company. The amount disclosed includes 30,400 shares held by his wife.
(5)	Mr. Simmons is President, Chief Executive Officer and Director of the Company and Chairman of the Board, Chief Executive Officer and Director of the Bank. Includes 55,004 shares held directly, 45,764 shares held by his wife, and 7,774 shares allocated to Mr. Simmons' account under the Company's ESOP. Under SEC regulation, the term "named executive officer" includes the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Simmons was the Company's only "named executive officer" for the fiscal year ended March 31, 2002.
(6)	Includes 16,000 shares held by his wife.
(7)	Includes 1,520 shares held by his wife.
(8)	Includes 2,360 shares held by his wife and 6,000 shares held in trust for his daughter, Allison Weeks.
(9)	Includes 2,000 shares held by his son.
(10)	Includes 1,376 shares held jointly with his wife.
(11)	Includes 1,200 shares held by his minor children and 981 shares allocated to his ESOP account.
(12)	Includes 200 shares held jointly with his wife.
(13)	Includes 9,454 shares allocated to individual accounts of executive officers pursuant to the ESOP.

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PROPOSAL 1 -- ELECTION OF DIRECTORS

        The Company's Board of Directors consists of nine directors. During the fiscal year ended March 31, 2002, the Company's Board of Directors, by resolution, increased the size of the Board from seven to nine members and elected Thomas C. Clark and J. Chris Verenes as directors to fill the vacancies created by this increase. Approximately one-third of the directors are elected annually. Directors of the Company are elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three directors will be elected at the meeting to serve for a term of three years and one director will be elected to serve for a two year term and one director will be elected to serve for a one year term or until their respective successors have been elected and qualified. The nominees for election this year are Harry O. Weeks Jr., Robert E. Alexander, William Clyburn (three year term), J. Chris Verenes (two year term) and Thomas C. Clark (one year term), each of whom is a current member of the Board of Directors of the Company and of the Bank.

        The following table sets forth information as of the close of business on the Record Date regarding each director nominee and each director whose term of office will continue after the Meeting. The Board of Directors intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld as to one or more nominees) for the five candidates nominated by the Board of Directors and standing for election at the Meeting. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

        The Board of Directors recommends a vote "FOR" the election of Messrs. Weeks, Alexander, Clyburn, Clark and Verenes.

Name	Age	Positions Held in the Company and the Bank	Director of Company Since(1)	Term to Expire

		NOMINEES

Harry O. Weeks Jr.	62	Director of the Company and the Bank	1978	2005(2)

Robert E. Alexander	62	Director of the Company and the Bank	1988	2005(2)

William Clyburn	61	Director of the Company and the Bank	1993	2005(2)

Thomas C. Clark	45	Director of the Company and President and Director of the Bank	2002	2003

J. Chris Verenes	46	Director of the Company and the Bank	2002	2004

(table continues on following page)

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Name	Age	Positions Held in the Company and the Bank	Director of Company Since(1)	Term to Expire

	CONTINUING DIRECTORS

Timothy W. Simmons	56	President, Chief Executive Officer and Director of the Company and Chairman of the Board, Chief Executive Officer and Director of the Bank	1983	2003

T. Clifton Weeks	75	Chairman of the Board of the Company and Director of the Bank	1958	2003

Gasper L. Toole III	76	Director and Vice President of the Company and the Bank	1958	2004

Thomas L. Moore	52	Director of the Company and the Bank	1990	2004

_______________
(1) Includes service on the Board of Directors of the Bank.
(2) Assuming re-election at the Meeting.

        The principal occupation of each of the directors during the last five years is as follows:

        Harry O. Weeks Jr. is an Insurance Agent and Business Development Officer with Hutson-Etherredge Companies, a position he has held since May 1995.

        Robert E. Alexander is the Chancellor Emeritus of the University of South Carolina-Aiken, Aiken, South Carolina. He served as Chancellor from 1983 to June 2000.

        William Clyburn is employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a U.S. Department of Energy contractor located in Aiken, South Carolina, a position he has held since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1986 to June 1994. Mr. Clyburn is serving his fourth term in the South Carolina House of Representatives.

        Thomas C. Clark was elected President of the Bank effective January 1, 2002. Prior to this he was Senior Vice President - Retail Banking since January 1, 1994. He held the position of Vice President - Consumer/Commercial Loans from July 1992 to January 1994.

        J. Chris Verenes has held a variety of management positions with Washington Group International (which manages the Savannah River Site for the Department of Energy) since 1996, and is currently its Director of Planning and Administration. Prior to his position with Washington Group International, Mr. Verenes served as the Controller of Riegel Textile Corporation, as Director of Control Data Business and Technology Center, and as Executive Director of the South Carolina Democratic Party.

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        Timothy W. Simmons has been President of the Company since 1987 and Chief Executive Officer since June 1994. Mr. Simmons was elected President and Chief Operating Officer of the Bank in January 1987 and served in these capacities from March 1987 to December 2001. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank and in January 2002, he was elected Chairman of the Bank's Board of Directors.

        T. Clifton Weeks has been Chairman of the Board of the Company since July 1987 and was Chief Executive Officer of the Company from July 1987 until June 1994. Mr. Weeks served as Chairman of the Board of the Bank from January 1987 until January 2002 and was Chief Executive Officer of the Bank from 1987 until May 1988. Prior thereto he served as President and Managing Officer of the Bank beginning in 1958.

        Gasper L. Toole III is of counsel to the law firm of Toole & Toole, a position he has held since March 1991. Prior to such time, he was a partner in such firm. He has also served as Vice President of the Company since July 1987 and of the Bank since August 1958.

        Thomas L. Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

Executive Officers Who Are Not Directors of the Company or the Bank

        The following information as to the principal occupation(s) during the past five years is supplied with respect to the Company's executive officers who do not serve on the Company's or the Bank's Board of Directors. There are no arrangements or undertakings between the persons named and any other person pursuant to which such officers were selected.

        Frank M. Thomas, age 55, was named Senior Vice President - Commercial Loans and Business Development in January 2002. He previously served as Senior Vice President - Mortgage Lending from March 1999 to January 2002. From September 1994 to March 1999, Mr. Thomas served as Vice President - Commercial Loans and Business Development as well as Banking Center Coordinator from January 1996 to April 1998.

        Roy G. Lindburg, age 41, has been Treasurer and Chief Financial Officer of the Company and the Bank since January 1995.

        Floyd Blackmon, age 61, was named Senior Vice President - Chief Operating Officer of the Bank in January 2002. He previously served as Senior Vice President - Operations from March 1999 until January 2002 and prior to that as Vice President of that department from January 1998. Prior to joining the Bank, Mr. Blackmon was Senior Vice President of Operations for ComSouth Bankshares, Inc., Columbia, South Carolina from March 1989 to July 1997.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        Meetings and Committees of the Company. During the fiscal year ended March 31, 2002, the Board of Directors of the Company held 12 meetings. No director attended fewer than 75% of the meetings held by the Board of Directors and all committees on which he served. The Company's Board of Directors has standing Executive, Audit, Compensation and Proxy Committees.

        The Executive Committee, comprised of Director T. Clifton Weeks as Chairman and Directors Toole, Alexander, Simmons and Clark, meets on an as needed basis to handle matters arising between Board meetings. This Committee did not meet during fiscal 2002.

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        The Audit Committee, comprised of Director Harry O. Weeks Jr. as Chairman and Directors Moore, Clyburn and Verenes, meets on an as needed basis to review the audit report of the Company and oversee other matters related to the annual audit. This Committee met one time during fiscal 2002.

        The Compensation Committee, which also serves as the Stock Option Committee, is comprised of Director T. Clifton Weeks as Chairman and Directors Toole and Alexander. This Committee meets on an as needed basis and makes recommendations to the Board regarding annual contributions to certain benefit plans and salaries for officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. This Committee met one time during fiscal 2002.

        The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of the Company's shareholders. The Committee met one time during fiscal 2002.

        The Company's Board of Directors does not have a standing nominating committee; rather, the entire Board of Directors is responsible for this function. The full Board of Directors met once in this capacity during the fiscal year ended March 31, 2002.

        Meetings and Committees of the Bank. The Bank, as principal subsidiary of the Company, has certain standing committees of its Board of Directors. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 2002. During fiscal 2002, no director attended fewer than 75% of the total number of meetings held by the Board of Directors and all committees of the Board of Directors on which he served. The Bank's Board of Directors has standing Executive, Audit, Compensation and Loan Committees.

        The Executive Committee of the Board of Directors of the Bank is composed of Timothy W. Simmons as Chairman and Directors T. Clifton Weeks, Toole, Alexander, and Clark. To the extent authorized by the Board of Directors and by the Bank's Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 25 times during fiscal 2002.

        The Loan Committee of the Board of Directors of the Bank is composed of T. Clifton Weeks as Chairman and Directors Toole, Alexander, Simmons and Clark. The Loan Committee is responsible for and oversees the Bank's loan activities. All actions of this Committee are reviewed and ratified by the entire Board. This Committee met 25 times during fiscal 2002.

        The Audit Committee of the Bank reviews audit reports, reevaluates audit performance and handles relations with the Bank's independent auditors to ensure effective compliance with regulatory and internal policies and procedures. Members of this Committee are Director Harry O. Weeks Jr. as Chairman and Directors Moore, Clyburn and Verenes. The Audit Committee met 11 times during fiscal 2002.

        The Compensation Committee of the Bank makes recommendations to the Board regarding the amount of the Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. Members of this Committee are Directors T. Clifton Weeks as Chairman and Directors Toole and Alexander. This Committee met three times during fiscal 2002.

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DIRECTORS COMPENSATION

        The Company does not compensate the members of its Board of Directors for service on the Board or committees. The Directors of the Bank receive fees of $860 per month. Members of the Executive Committee receive $835 per month for membership on this Committee, with the exception of Messrs. Simmons and Clark, who do not receive a fee for membership on this Committee. Members of the Audit Committee receive $121 per meeting attended. No fee is paid for membership on the Bank's Compensation or Loan Committees.

EXECUTIVE COMPENSATION

        The Company has not paid any compensation to its executive officers since its formation. Certain executive officers of the Company also currently hold the same positions with the Bank, and have received compensation from the Bank.

        Summary Compensation Table. The following table sets forth for the last three fiscal years, the compensation paid by the Bank to or accrued for the benefit of Mr. Simmons.

		Annual Compensation		Long-term Compensation Awards
Name and Position(1)	Year	Salary ($)(1)	Bonus ($)	Number of Options (#)(2)	All Other Compensation ($)(3)
Timothy W. Simmons	2002	$127,883	$--	$--	$16,626
President, Chief Executive	2001	117,500	--	--	14,980
Officer and Director of the	2000	110,545	--	6,000	15,180
Company and Chairman of
the Board, Chief Executive
Officer and Director of the
Bank
___________________

(1)	Includes board fees of $10,080, $8,500 and $7,738 for fiscal 2002, 2001 and 2000, respectively.
(2)	Represents the number of options granted on September 21, 1999 and consists of 2,000 nonqualified options and 4,000 qualified options. The nonqualified options vest at a rate of 20% per year over five years beginning October 1, 2004. The qualified options vest at a rate of 100% during the period from October 1, 2003 through September 30, 2004. All options granted have been adjusted in connection with a stock split that occurred in December 2000.
(3)	All other compensation during fiscal 2002 represents deferred compensation pursuant to the Company's 401(k) Plan of $8,147, employer contributions to the 401(k) Plan of $6,130 and to the ESOP of $2,349.

Option Grant Table. There were no options granted to Mr. Simmons in fiscal year 2002.

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        Option Exercise/Value Table. The following table sets forth information with respect to the number and value of stock options held at March 31, 2002 by Mr. Simmons. No stock options were exercised by Mr. Simmons during fiscal 2002.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End($)
Name	Exercise (#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy W. Simmons
Nonqualified	--	--	--	2,000	--	$15,000(1)
Incentive Stock Options	--	--	--	4,000	--	20,000(2)
_________________

(1)	Represents the difference between the price of the Common Stock at March 31, 2002 and the exercise price of the option. The exercise price of the option is $25.00. The price of the Common Stock at March 31, 2002 was $32.50. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.
(2)	Represents the difference between the price of the Common Stock at March 31, 2002 and the exercise price of the option. The exercise price of the option is $27.50. The price of the Common Stock at March 31, 2002 was $32.50. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

        Equity Compensation Plan Information. The following table sets forth certain information with respect to securities to be issued under the Company's equity compensation plans as of March 31, 2002. The table does not include securities issuable under the 2002 Stock Option Plan being submitted for shareholder approval at this year's Meeting.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders:
1999 Stock Option Plan...........	70,000	$25.43	10,000

Equity compensation plans not approved by security holders: Total	N/A 70,000	N/A $25.43	N/A 10,000

        Salary Continuation Agreement. The Company and the Bank have entered into a salary continuation agreement with Timothy W. Simmons. The agreement is for a term of one year. However, upon the expiration of each one-year term, the agreement may be extended for an additional term upon approval by the Board of Directors following a formal performance evaluation of the employee by the disinterested members of the Board of Directors. The agreement with Mr. Simmons provides for payment of 120% of current compensation in monthly installments until the earlier of: (i)

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the employee's reaching age 72, or (ii) 36 months after the employee's resignation or termination, where the employee is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company.

        For purposes of the agreement, the term "Change in Control" means a change in control of the Company where an entity, corporation or group of persons acting in concert (other than the members of the Board of Directors of the Company as of January 1, 1993) acquire a majority of the voting stock of the Company entitling them to elect a majority of the Board of Directors of the Company. A "Change in Duties or Salary" shall include any of the following: (a) a change in duties and responsibilities of employee from those in effect at the time of a Change in Control, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of employee at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or (c) a change in the place of assignment of employee from Aiken, South Carolina, to any location that is located further than 25 miles from Aiken, South Carolina. Assuming a Change of Control occurred on March 31, 2002, the aggregate amount due and payable to Mr. Simmons would have been approximately $463,680.

AUDIT COMMITTEE MATTERS

        Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the charter was attached as an exhibit to last year's proxy statement.

        Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company's audited financial statements for the year ended March 31, 2002:

    The Audit Committee has completed its initial review and discussion of the Company's 2002 audited financial statements with management;

    The Audit Committee has discussed with the independent auditors (Elliott Davis & Company, LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company's financial statements;

    The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors' professional judgment, reasonably may be thought to bear on the auditors' independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

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    The Audit Committee has, based on its initial review and discussions with management of the Company's 2002 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company's audited financial statements for the year ended March 31, 2002 be included in the Company's Annual Report on Form 10-K.

Audit Committee:	Harry O. Weeks Jr., Chairman
Thomas L. Moore
William Clyburn
Chris Verenes

        Independence and Other Matters. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The NASDAQ Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

COMPENSATION COMMITTEE MATTERS

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

        Report of the Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. The Compensation Committee of the Board of Directors of the Company is responsible for establishing and monitoring compensation policies of the Company and for reviewing and ratifying the actions of the Compensation Committee of the Board of Directors of the Bank. Performance is evaluated and salaries are set by the Compensation Committee of the Bank.

        General. The Bank's Compensation Committee's duties are to recommend and administer policies that govern executive compensation. The Committee evaluates individual executive performance, compensation policies and salaries. The Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding compensation levels.

        Compensation Policies. The executive compensation policies of the Bank are designed to establish an appropriate relationship between executive pay and the Company's and Bank's annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company and the Bank to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

    To attract and retain key executives who are vital to the long-term success of the Company and the Bank and are of the highest caliber;

    To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Bank's level of performance;

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    To motivate executives to enhance long-term stockholder value by building their equity interest in the Company; and

    To integrate the compensation program with the Company's and the Bank's annual and long-term strategic planning and performance measurement processes.

        The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives, including: (1) the performance of the Company and the Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Bank during the year.

        Base Salary. The Bank's current compensation plan involves a combination of salary, employer contributions to 401(k) and ESOP Plans, and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in the Southeast and the United States. The Compensation Committee's peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Compensation Committee annually reviews the South Carolina Banker's Association Compensation and Benefits Survey, the Bank Administration Institute Cash Compensation Survey, and the America's Community Banker's Survey of Salaries which covers over 500 financial institutions nationwide.

        Long Term Incentive Compensation. The Company adopted a 1999 Stock Option Plan. This plan was approved by the shareholders of the Company in 1999. Under the plan, non-employee directors, executive officers, and other employees may receive grants and awards. The Company believes that stock ownership by the Company's and the Bank's executives is a significant factor in aligning the interests of the executives with those of stockholders. Stock options and awards under such plans were allocated based upon regulatory practices and policies, and the practices of other publicly traded financial institutions as verified by external surveys and were based upon the executive officers' level of responsibility and contributions to the Company and the Bank.

        Compensation of the Chief Executive Officer. During the fiscal year ended March 31, 2002, Mr. Simmons' salary was $127,883, including board fees of $10,080. In addition, he was credited with $16,626 in other compensation (comprised of ESOP contribution of $2,349 and employer 401(k) contribution of $6,130 and deferred compensation pursuant to the Company's 401(k) plan of $8,147) as set forth in the preceding Summary Compensation Table. This resulted in total compensation of $144,509, which represents a 9.08% increase from the previous year. The Committee believes that Mr. Simmons' compensation is appropriate based on the Company's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the superior financial performance of the Company during the fiscal year.

        Compensation Committee of the Board of Directors:

T. Clifton Weeks Gasper L. Toole, III Robert E. Alexander

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        Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the S&P 500 (U.S. Stock) Index and a peer group of the SNL All Thrift Index. Total return assumes the reinvestment of all dividends and that the value of the Company's Common Stock and each index was $100 of March 31, 1997.

	Period Ending
Index	3/31/97	3/31/98	3/31/99	3/31/00	3/31/01	3/31/02
Security Federal Corporation	100.00	142.55	293.26	392.18	393.30	427.13
S&P 500	100.00	148.01	175.29	206.74	161.94	162.33
SNL Thrift Index	100.00	167.30	138.19	109.56	181.84	210.41

PROPOSAL II -- APPROVAL OF 2002 STOCK OPTION PLAN

General

        The Company's Board of Directors adopted the Security Federal Corporation 2002 Stock Option Plan ("Plan") on May 21, 2002, subject to approval by the Company's shareholders. The objective of the Plan is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service.

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        The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

Summary of the Plan

        Type of Stock Option Grants. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code"), Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment, and stock appreciation rights ("SARs").

        Administration. The Plan is administered by the Stock Option and Incentive Plan Administrative Committee ("Committee"). Subject to the terms of the Plan and resolutions of the Board, the Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. The Committee also determines the individuals to whom stock options and other awards will be granted, the type and amount of awards that will be granted, and the terms and conditions applicable to such grants.

        Participants. All officers, directors, directors emeriti and employees of the Company and its subsidiaries are eligible to participate in the Plan.

        Number of Shares of Common Stock Available. The Company has reserved 20,000 shares of Company Common Stock for issuance under the Plan in connection with the exercise of awards. Shares of Company Common Stock to be issued under the Plan will be authorized but unissued shares. Since all options are granted through the use of authorized but unissued Company Common Stock, current shareholders' proportionate ownership interest could be reduced. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan.

        Adjustments Upon Changes in Capitalization. Shares awarded under the Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Company Common Stock of the Company.

        Stock Option Grants. The exercise price of each ISO or NQSO will be at least equal to the fair market value of a share of Company Common Stock on the date of grant. The exercise price of an option may be paid in cash, Company Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Committee.

        Under the Plan, no ISO is transferable other than by will or the laws of descent and distribution. Any other option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in the Code, or a gift to any member of the participant's immediate family or to a trust for the benefit of one or more of such immediate family members. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines or as may be specified in the Plan. It is anticipated that initial option grants under the Plan will become exercisable in equal installments over a five-year period following the date of grant. Options may be exercised upon the expiration of the option term or as otherwise authorized by the Committee or specified in the Plan. However, no ISO may be exercised after the tenth anniversary of the date the option was granted.

        Stock Appreciation Rights. The exercise of a SAR entitles its holder to receive cash, shares of Company Common Stock or a combination of both (as determined by the Committee), in an amount equal to (1) the difference between the fair market value of a share of Company Common Stock on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the SAR is exercised.

        SARs may be granted to employees and directors at any time and from time to time as determined by the Committee. The Committee has broad discretion in establishing the terms of SARs, including the number of shares

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subject to a particular award, conditions to exercising, grant price (which must be at least equal to 100% of the fair market value of a share of Company Common Stock on the date of grant) and duration of the award (which may not exceed 15 years). A SAR may be related to a stock option or be granted independently of any option. In the case of a SAR that is related to a stock option, the exercise of one award will reduce, on a one-to-one basis, the number of shares covered by the other award. The Plan provisions on exercising SARs after termination of service are essentially the same as those applicable to stock options.

        Effect of a Change in Control. In the event of a tender offer, exchange offer for shares, or a change in control (as defined in the Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable for a period of sixty days following the date of such change in control, after which any unexercised portion of the option shall revert to being vested as though no change in control had occurred. In addition, in the event of a merger or other corporate event in which the Company is not the surviving entity, the Plan provides that the participant may elect to receive the excess of the fair market value of the Company Common Stock underlying the option over the option's exercise price in cash or property, as determined in the Committee's direction.

        Term of the Plan. The Plan will be effective upon shareholder approval. Options granted under the Plan will provide for an acceleration of vesting in the event of a change of control. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

        Amendment of the Plan. The Plan allows the Board to amend, suspend or terminate the Plan without shareholder approval unless such approval is required to comply with a tax law or regulatory requirement.

        Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

        There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or an NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a long-term capital gain or loss.

        On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly reports the income in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

        The Board of Directors recommends a vote "FOR" the adoption of the Plan attached as Exhibit A.

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COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of the shares of Company Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC and the Company. Based solely on a review of the reports and written representations provided to the Company by the persons, the Company believes that all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the fiscal year ended March 31, 2002.

CERTAIN TRANSACTIONS

        Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank has adopted a policy to this effect. At March 31, 2002, loans to all employees, officers and directors of the Bank totalled $3.0 million, or 11.8% of the Company's total shareholders' equity.

        Director T. Clifton Weeks and the wife of Director Simmons, who are father and daughter, are co-owners of the Franclif Company, which rents office space to the Bank for its Laurens Street branch. Franclif Company received $28,619 in rent, none of which represents property taxes from the Bank, during fiscal 2002. This lease was made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and does not present any unfavorable features.

SHAREHOLDER PROPOSALS AND NOMINATIONS

        In order to be eligible for inclusion in the Company's proxy solicitation materials for the next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office at 1705 Whiskey Road South, Aiken, South Carolina, no later than February 18, 2003. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

        The Company's Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting of shareholders, a shareholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 90 days prior to the date of the meeting; provided that if less than 45 days' notice of the meeting is given to shareholders, such notice must be delivered not later than the close of the 15th day following the day on which notice of the meeting was mailed to shareholders. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the shareholder in the proposal.

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AUDITORS

Audit Fees

        The aggregate fees billed to the Company by Elliott Davis & Company, LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that year, including travel expenses, were $26,800.

Financial Information Systems Design and Implementation Fees

        Elliott Davis & Company, LLP performed no financial information system design or implementation work for the Company during the fiscal year ended March 31, 2002.

All Other Fees

        Other than audit fees, the aggregate fees billed to the Company by Elliott Davis & Company, LLP for fiscal 2002, none of which were financial information systems design and implementation fees, were $14,300. The Audit Committee of the Board of Directors determined that the services performed by Elliott Davis & Company, LLP other than audit services are not incompatible with Elliott Davis & Company, LLP maintaining its independence.

        Representatives of Elliot, Davis & Company, LLP are expected to be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should they desire to do so.

OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone, without additional compensation.

        The Company's Annual Report to shareholders, including consolidated financial statements, accompanies this Proxy Statement. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

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FORM 10-K

        A copy of the Annual Report on Form 10-K as filed with the SEC will be furnished without charge to shareholders as of the close of business on the Record Date upon written request to Robert E. Johnson, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert E. Johnson
Robert E. Johnson
Secretary

Aiken, South Carolina June 19, 2002

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Exhibit A

SECURITY FEDERAL CORPORATION

2002 STOCK OPTION PLAN

        1.        Plan Purpose. The purpose of the Plan is to foster and promote the long-term success of the Corporation and its stockholders by providing a means for attracting and retaining directors, emeritus directors and employees of the Corporation and its Affiliates with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors, officers and employees and in aligning the interests of such persons more closely with the interest of the Corporation's stockholders by encouraging such parties to maintain an equity interest in the Corporation.

        2.       Definitions. The following definitions are applicable to the Plan:

        "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

        "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

        "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

        "Board" -- means the board of directors of the Corporation.

        "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

        "Code" -- means the Internal Revenue Code of 1986, as amended.

        "Committee" -- means the Committee referred to in Section 3 hereof.

        "Corporation" -- means Security Federal Corporation, a South Carolina corporation, and any successor thereto.

        "Disability" --means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

        "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

        "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine based on the weighted average of the past six trades of the Shares.

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        "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

        "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

        "Participant" -- means any director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

        "Plan" -- means this Security Federal Corporation 2002 Stock Option Plan.

        "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

        "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

        "Shares" -- means the shares of common stock of the Corporation.

        "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, emeritus director or employee of the Corporation or any Affiliate for purposes of any other Award.

        3.        Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

        A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4.       Shares Subject to Plan.

                  (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 20,000 plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates,

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and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

                  (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 5,000 Shares, subject to adjustment as provided in Section 6.

        5.       Awards.

                  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                      (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                      (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                      (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                      (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

                      (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

                  (b) Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

        6.        Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, capital distribution, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the

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Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

        7.        Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

        8.        Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, and except as otherwise provided in an employment agreement or arrangement between the Corporation or an Affiliate and the Participant, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

        9.        Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

        10.        Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

        11.        Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or

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other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

        12.        Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

        13.       Amendment or Termination.

                  (a)     The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

                  (b)     The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

        14.       Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

* * * * *

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REVOCABLE PROXY
SECURITY FEDERAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
July 16, 2002

        The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation ("Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of shareholders ("Meeting"), to be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 16, 2002, at 2:00 p.m., Eastern time, and at any and all adjournments or postponements thereof, as follows:

		VOTE FOR	WITHHELD
1.	The election as directors of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]

Harry O. Weeks, Jr.
Robert E. Alexander
William Clyburn
Thomas C. Clark
J. Chris Verenes

INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line below.

		FOR	AGAINST	ABSTAIN
2.	The adoption of the Security Federal Corporation 2002 Stock Option Plan.	[ ]	[ ]	[ ]

The Board of Directors recommends a vote "FOR" the election of the nominees listed above and "FOR" the above proposal.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
      THIS PROXY WILL  BE  VOTED FOR  THE ELECTION OF  THE NOMINEES LISTED ABOVE
      AND  FOR THE ABOVE  PROPOSAL.  IF  ANY OTHER BUSINESS  IS PRESENTED AT  SUCH
      MEETING,  THIS PROXY WILL BE VOTED BY  THOSE NAMED IN THIS  PROXY  IN THEIR
      BEST JUDGMENT.   AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
      OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment or postponement thereof and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of shareholders, a proxy statement for the Annual Meeting of shareholders, and an Annual Report to shareholders.

Dated: , 2002

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the mailing label. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
           ENCLOSED POSTAGE-PREPAID ENVELOPE.

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